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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       January 31, 2004

                     Global Medical Products Holdings, Inc.
             (Exact Name of Registrant as Specified in its Charter)

         Nevada                      000-29989               86-0889096
(State or other jurisdiction       (Commission            (IRS Employer
     of Incorporation)              File Number)    Identification No.)

                  2777 Yulupa Ave., #155, Santa Rosa, CA 95405

          (Address of Principal Executive Offices)      (Zip Code)

      Registrant's telephone number, including area code:   (619) 222-2568

                 100 "E" Street, Suite 220, Santa Rosa, CA 95404
          (Former Name or Former Address, if Changed Since Last Report)

Item 1. through Item 4. Not Applicable

Item 5.  Other Events and Regulation FD Disclosure

On January 31, 2004 Global Medical Products Holdings, Inc. entered into an "Agreement to Dividend Stock" with JWG Enterprises, Inc., whereby Global Medical Products Holdings, Inc. will receive 20 percent of the equity of GlobeLink Capital, Inc. (formerly GlobeLinkCapital.Com, Inc.) in the form of a stock dividend.(1) Global Medical Products Holdings, Inc. will in turn pass 50 per cent of the dividend through to its shareholders.

GlobeLink Capital, Inc. is a joint venture Nevada corporation presently with principle investors - JWG Enterprises, Inc., Alie Chang and Felizian Paul. Matt Fong of Strategic Advisory Group (and former Treasurer of the State of California) has accepted an offer to be an advisor to GlobeLink Capital, Inc. and has accepted a shareholder position in GlobeLink Capital, Inc.(2)

On January 16, 2004 Beijing Guo Xin Well-tel Technology Co., Ltd., as a Division of the Ministry of Information Industry of The People's Republic of China, entered into an exclusive agreement with EarthNetMedia, Inc. and its affiliate, The Emco/Hanover Group.(3) This agreement provides for the development of certain Chinese companies that are in need of funding and market outlets outside of China. EarthNetMedia, Inc. and The Emco/Hanover Group, through JWG Enterprises, Inc., have assigned all of their respective rights to the agreement to GlobeLink Capital, Inc.

It is the intention of the parties to also dividend certain securities of GlobeLink Capital, Inc. to Global Medical Products Holdings, Inc.

On January 16, 2004, EarthNetMedia, Inc. signed a "Letter of Intention for Co-operation" with Hangzhou Trunkingcom Science Technologies Co. Ltd., Hangzhou

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1 See Exhibit 10.1 Agreement to Dividend Stock
2 See Exhibit 99.1 Fong acceptance letter
3 See Exhibit 10.2 An Exclusive Agreement



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City, China, and Bejing Guo Xin Well-tel Technology Co., Ltd. - A Division of
The Ministry of Information Industry, People's Republic of China, Beijing, China.(4) This agreement states that EarthNetMedia, Inc. will use best efforts to obtain funds and will work with the other parties to the agreement in research, development and manufacturing. EarthNetMedia, Inc. has assigned this agreement to GlobeLink Capital, Inc.(5) (6)

Update: Redwood Securities Group, Inc. stock dividend.
Redwood Securities Group, Inc. has received from Global Medical Products Holdings, Inc. a Letter of Instruction, requesting certain information required under Section 12-G of The Securities Act of 1934. Upon receipt of such information and its filing with the Securities and Exchange Commission, Global will then set a record date for the payment of a dividend of certain shares of Redwood Securities Group, Inc. to shareholders of Global Medical Products Holdings, Inc.

Redwood Securities Group, Inc. has now officially opened its City of Industry (Los Angeles), California office.(7)

Item 6. Not applicable

Item 7 (C) Exhibits

Exhibit 10.1 Agreement to Dividend Stock
Exhibit 10.2 An Exclusive Agreement
Exhibit 10.3 Letter of Intention to Co-operate
Exhibit 99.1 Fong acceptance letter
Exhibit 99.2 Letter to The Emco/Hanover Group dated 1/20/2004
Exhibit 99.3 Letter to The Emco/Hanover Group dated 1/21/2004 By Reference Form
             8-K filed January 20, 2004

Item 8. through Item 12. Not Applicable

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Global Medical Products Holdings, Inc.

Date:  February 11, 2004               By: /s/ Douglas P. Brown
                                           --------------------
                                           Name: Douglas P. Brown
                                           Title: President

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4 See Exhibit 10.3 Letter of Intention to Co-operate
5 See Exhibit 99.2 Letter to The Emco/Hanover Group dated 1/20/2004 6 See Exhibit 99.3 Letter to The Emco/Hanover Group dated 1/21/2004 7 See Form 8-K filed January 20, 2004